ASSIGNMENT AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

That **TRIUS ENERGY LLC.**, hereinafter called Assignor, for and in the receipted sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby assign, transfer, sell and convey in an as is/ where is condition unto **LIBERTY ENERGY CORP**, hereinafter called Assignee,(i) **a ONE- HUNDRED PERCENT (100%) percent working interest (being a NRI of 70%), OF THE LEASE/S DESCRIBED IN EXHIBIT "A"**, in and to the Lease described in Oil and Gas Leases, granted to **TRIUS ENERGY LLC**., as Lessee and covering the following described land in Caldwell County, State of Texas:

(See Exhibits "A" attached hereto for description of the Lease)

together with all rights incident thereto, the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

For the same consideration, the Assignor covenants with the Assignee, its heirs, successors, legal representatives or assigns that the Assignor is the lawful owner of and has good title to the interest herein assigned in and to said Lease, estate, rights and property, free and clear from all liens, encumbrances or adverse claims that said Lease is a valid and subsisting Lease on the lands above described.

EXECUTED this ~~1st day of October 2009~~. 30 day of March, 2010

ASSIGNOR:

TRIUS ENERGY LLC

BY: ______________________

Ryan Hudson, Member

BY: ______________________

Mike Carey, Member

STATE OF TEXAS
COUNTY OF TRAVIS

Before me, the undersigned authority, on this day personally appeared Ryan Hudson and Mike Carey, Members of Trius ENERGY LLC., A Texas Corporation, known to me to be the identical persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this ~~day of October, A. D., 2009~~. 30 day of March, 2010

Kristin Marie Richter

Notary Public in and for Travis County, Texas

KRISTIN MARIE RICHTER
Notary Public, State of Texas
My Commission Expires
August 19, 2012

ASSIGNEE:

LIBERTY ENERGY CORP.

BY: [signature]
Authorized Signer

STATE OF TEXAS
COUNTY OF HARRIS
Before me, the undersigned authority, on this day personally appeared IAN SPOWART, Authorized Signers of Liberty Energy Corp. A Viable Corporation, known to me to be the identical person whose names are subscribed to the foregoing instrument, and acknowledged to me that they executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this 16 day of ~~October~~ FEBRUARY, A. D., ~~2009~~ 2010

[signature]
Notary Public FOR ENGLAND + WALES

THOMAS PATRICK O'DONNELL
NOTARY PUBLIC
LONDON
ENGLAND
(PERSONAL IDENTITY ONLY VERIFIED)

(THIS PORTION LEFT INTENTIONALLY BLANK)

EXHIBIT "A"

Attached to and made a part of that certain Assignment and Bill of Sale By and between TRIUS ENERGY LLC, as Assignor and LIBERTY ENERGY CORP, as Assignee effective as of October 1, 2009.

SCHEDULE OF LEASES

Lessor:	David Anton and Wife, Amy Anton
Lessee:	Trius Energy LLC
Date:	October 9, 2006
Recorded:	Volume _____, Page _____, Deed Records of Jackson County, Texas
Exhibit:	A-1 Legal Description Below

Lessor:	Ruth Alexander, a feme sole
Lessee:	Trius Energy LLC
Date:	September 1, 2006
Recorded:	Volume _____, Page _____, Deed Records of Jackson County, Texas
Exhibit:	A-2, A-3, A-4 Legal Description Below

LEASE DISCRIPTION

Exhibit A-1
Legal Description
45.326 ac., Dorothy Benton A-40

All of a certain tract or parcel of land situated in Caldwell County, Texas and being part of the Dorothy Benton Survey A-40 and being also a part of a tract of land designated as "Third Tract" called 50 acres and conveyed to Helen Harris by deed recorded in Volume 403, Page 601 of the Deed Records of Caldwell County, Texas

Exhibit A-2
Legal Description
473.0 ac., Dorothy Benton A-40

Being 473 acres of land, more or less, out of the D. Benton Survey, in Caldwell County Texas, ad being more fully described as the Seventh Tract in a deed From C.L. Riddle and wife, Fannie Riddle, to E.C. Alexander, dated February 1, 1966, and recorded in Volume 314, Page 9, Deed Records of Caldwell County, Texas

Exhibit A-3
Legal Description
194.4 ac., Dorothy Benton A-40

Further described as being the same tract or parcel of land conveyed by deed Dated June 26th, 1913 from John B. Holt et ux to Champ Cabinass, recorded in records of deed of Caldwell County, Texas, Vol. 53, Page 1. Being a part of the D. Benton survey, in Caldwell County, Texas, and more particularly Described as follow, to-wit: Beginning at a post the N.W. of this survey on the South side of a Public road Being the present N.W. [of the Holt tract; Thence S. 9 E. with the East line of said road 712 varas set a mesquite stake for corner; Thence N. 80 E. 1535 varas to a stake on the East line of the Holt tract and the West line of the Williams land now owned by Tom Connolly tract on Dick Jolleys South line; Thence S. 80 W. 185 varas to a stake in the Hedge; Thence S. 9 E. 28 to a stake on South line of old road; Thence S. 80 W. 1315 varas to the place of beginning, containing 191-4/10 acres of land

Exhibit A-4
Legal Description
139.03 ac., Byrd Lockhart A-17

139.03 acres of land, more or less, out of the Byrd Lockhart Lease, Abstract 17, Caldwell County, Texas and more particularly described in that certain Affidavit of Non-Development of Oil, Etc. Lease dated July 3, 1979 executed by E.C. Alexander and O.T. Moore, Jr. recorded in Volume 406, Page 336, Dee Records of Caldwell County, Texas; also described as being that certain 157.5 acre tract described as the "sixth Tract" in a deed dated February 1, 1966 from C.L. Riddle et ux to E.C. Alexander recorded in Volume 314, Page9, Deed Record Caldwell County, Texas; SAVE AND EXCEPT out of said 157.5 acre tract that certain 19.58 acre tract described in Volume 214, Page 170, Deed Records of Caldwell County, Texas. Leaving herein described 139.03 acres of land, more or less